Exhibit 99.1

veris RESIDENTIAL™

Supplemental Operating and Financial Data

Q1 2022

Forward-Looking Statements

The Company considers portions of this information, including the documents incorporated by reference, to be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of such act. Such forward-looking statements relate to, without limitation, our future economic performance, plans and objectives for future operations and projections of revenue and other financial items. Forward-looking statements can be identified by the use of words such as “may,” “will,” “plan,” “potential,” “projected,” “should,” “expect,” “anticipate,” “estimate,” “target”, “continue” or comparable terminology. Forward-looking statements are inherently subject to certain risks, trends and uncertainties, many of which we cannot predict with accuracy and some of which we might not even anticipate. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions at the time made, the Company can give no assurance that such expectations will be achieved. Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements.

In addition, the extent to which the ongoing COVID-19 pandemic impacts us and our tenants and residents will depend on future developments, which are highly uncertain and cannot be predicted with confidence, including the scope, severity and duration of the pandemic, the actions taken to contain the pandemic or mitigate its impact, and the direct and indirect economic effects of the pandemic and containment measures, among others.

Among the factors about which the Company has made assumptions are:

-

risks and uncertainties affecting the general economic climate and conditions, which in turn may have a negative effect on the fundamentals of the Company’s business and the financial condition of the Company’s tenants and residents;

-

the value of the Company’s real estate assets, which may limit the Company’s ability to dispose of assets at attractive prices or obtain or maintain debt financing secured by our properties or on an unsecured basis;

-	the extent of any tenant bankruptcies or of any early lease terminations;
-	the Company’s ability to lease or re-lease space at current or anticipated rents;
-	changes in the supply of and demand for the Company’s properties;
-	changes in interest rate levels and volatility in the securities markets;
-

the Company’s ability to complete construction and development activities on time and within budget, including without limitation obtaining regulatory permits and the availability and cost of materials, labor and equipment;

-	the Company’s ability to attract, hire and retain qualified personnel;
-

forward-looking financial and operational information, including information relating to future development projects, potential acquisitions or dispositions, leasing activities, capitalization rates and projected revenue and income;

-	changes in operating costs;
-	the Company’s ability to obtain adequate insurance, including coverage for natural disasters and terrorist acts;
-

the Company’s credit worthiness and the availability of financing on attractive terms or at all, which may adversely impact our ability to pursue acquisition and development opportunities and refinance existing debt and the Company’s future interest expense;

-	changes in governmental regulation, tax rates and similar matters; and
-

other risks associated with the development and acquisition of properties, including risks that the development may not be completed on schedule, that the tenants or residents will not take occupancy or pay rent, or that development or operating costs may be greater than anticipated.

For further information on factors which could impact us and the statements contained herein, see Item 1A: Risk Factors in Veris Residential, Inc.’s (“VRE”) Annual Report on Form 10-K for the year ended December 31, 2021. We assume no obligation to update and supplement forward-looking statements that become untrue because of subsequent events, new information or otherwise.

This Supplemental Operating and Financial Data is not an offer to sell or solicitation to buy any securities of VRE. Any offers to sell or solicitations of VRE shall be made by means of a prospectus. The information in this Supplemental Package must be read in conjunction with, and is modified in its entirety by, the Quarterly Report on Form 10-Q (the “10-Q”) filed by VRE for the same period with the Securities and Exchange Commission (the “SEC”) and all of the VRE’s other public filings with the SEC (the “Public Filings”). In particular, the financial information contained herein is subject to and qualified by reference to the financial statements contained in the 10-Q, the footnotes thereto and the limitations set forth therein. Investors may not rely on the Supplemental Package without reference to the 10-Q and the Public Filings. Any investors’ receipt of, or access to, the information contained herein is subject to this qualification.

This Supplemental Operating and Financial Data should be read in connection with the Company’s first quarter 2022 earnings press release (included as Exhibit 99.2 of the Company’s Current Report on Form 8-K, filed on May 4, 2022), as certain disclosures, definitions and reconciliations in such announcement have not been included in this Supplemental Operating and Financial Data.

Information About FFO, Core FFO, AFFO, NOI, Adjusted EBITDA & EBITDAre

Funds from operations (“FFO”) is defined as net income (loss) before noncontrolling interests of unitholders, computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains or losses from depreciable rental property transactions (including both acquisitions and dispositions), and impairments related to depreciable rental property, plus real estate-related depreciation and amortization. The Company believes that FFO per share is helpful to investors as one of several measures of the performance of an equity REIT. The Company further believes that as FFO per share excludes the effect of depreciation, gains (or losses) from property transactions and impairments related to depreciable rental property (all of which are based on historical costs which may be of limited relevance in evaluating current performance), FFO per share can facilitate comparison of operating performance between equity REITs.

FFO per share should not be considered as an alternative to net income available to common shareholders per share as an indication of the Company’s performance or to cash flows as a measure of liquidity. FFO per share presented herein is not necessarily comparable to FFO per share presented by other real estate companies due to the fact that not all real estate companies use the same definition. However, the Company’s FFO per share is comparable to the FFO per share of real estate companies that use the current definition of the National Association of Real Estate Investment Trusts (“NAREIT”). A reconciliation of net income per share to FFO per share is included in the financial tables above.

Core FFO is defined as FFO, as adjusted for items that may distort the comparative measurement of the Company’s performance over time.  Adjusted FFO ("AFFO") is defined as Core FFO less (i) recurring tenant improvements, leasing commissions and capital expenditures, (ii) straight-line rents and amortization of acquired above/below-market leases, net, and (iii) other non-cash income, plus (iv) other non-cash charges.  Core FFO and AFFO are both non-GAAP financial measures that are not intended to represent cash flow and are not indicative of cash flows provided by operating activities as determined in accordance with GAAP.  Core FFO and AFFO are presented solely as supplemental disclosures that the Company’s management believes provides useful information regarding the Company's operating performance and its ability to fund its dividends. There are not generally accepted definitions established for Core FFO or AFFO.  Therefore, the Company's measures of Core FFO and AFFO may not be comparable to the Core FFO and AFFO reported by other REITs.  A reconciliation of net income to Core FFO and AFFO are included in the financial tables above.

Net operating income (“NOI”) represents total revenues less total operating expenses, as reconciled to net income above. Same Store GAAP NOI and Same Store Cash NOI are reconciled to Total Property Revenues. The Company considers NOI, Same Store GAAP NOI, and Same Store Cash NOI to be meaningful non-GAAP financial measures for making decisions and assessing unlevered performance of its property types and markets, as it relates to total return on assets, as opposed to levered return on equity.  As properties are considered for sale and acquisition based on NOI estimates and projections, the Company utilizes this measure to make investment decisions, as well as compare the performance of its assets to those of its peers.  NOI should not be considered a substitute for net income, and the Company’s use of NOI, Same Store GAAP NOI, Same Store Cash NOI may not be comparable to similarly titled measures used by other companies.  The Company calculates NOI before any allocations to noncontrolling interests, as those interests do not affect the overall performance of the individual assets being measured and assessed.

Same Store includes specific properties, which represent all in-service properties owned by the Company during the reported period, excluding properties sold, disposed of, held for sale, removed from service, or for any reason considered not stabilized, or being redeveloped or repositioned in the reporting period.

Adjusted EBITDA is a non-GAAP financial measure. The Company computes Adjusted EBITDA in accordance with what it believes are industry standards for this type of measure, which may not be comparable to Adjusted EBITDA reported by other REITs. The Company defines Adjusted EBITDA as Core FFO , plus interest expense, plus income tax expense, plus income (loss) in noncontrolling interest in consolidated joint ventures, and plus adjustments to reflect the entity's share of Adjusted EBITDA of unconsolidated joint ventures. The Company presents Adjusted EBITDA because the Company believes that Adjusted EBITDA, along with cash flow from operating activities, investing activities and financing activities, provides investors with an additional indicator of the Company’s ability to incur and service debt. Adjusted EBITDA should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of the Company’s financial performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of the Company’s liquidity.

EBITDAre is a non-GAAP financial measure. The Company computes EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which may not be comparable to EBITDAre reported by other REITs that do not compute EBITDAre in accordance with the NAREIT definition, or that interpret the NAREIT definition differently than the Company does. The White Paper on EBITDAre approved by the Board of Governors of NAREIT in September 2017 defines EBITDAre as net income (loss) (computed in accordance with Generally Accepted Accounting Principles, or GAAP), plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property, plus impairment write-downs of depreciated property and investments in unconsolidated joint ventures, plus adjustments to reflect the entity's share of EBITDAre of unconsolidated joint ventures. The Company presents EBITDAre, because the Company believes that EBITDAre, along with cash flow from operating activities, investing activities and financing activities, provides investors with an additional indicator of the Company’s ability to incur and service debt. EBITDAre should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of the Company’s financial performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of the Company’s liquidity.

Company Highlights

Q1 2022 Highlights

•	The 6,691-unit operating multifamily portfolio and the Same Store 5,825-unit operating multifamily portfolio were 97.5% and 97.2% occupied, respectively, as of March 31, 2022
•

First quarter 2022,  year-over-year and quarter-over-quarter Same Store NOI for the operating multifamily portfolio increased by 20.0% and 6.8%, respectively, reflecting higher occupancy, lower concessions and increasing market rents during the quarter

•	Multifamily Blended Net Rental Growth Rate[1] was 16% during the first quarter 2022
•	Haus25, a 750-unit property located in Jersey City, NJ commenced leasing on April 6, 2022 and was 29% leased as of May 1, 2022 with 216 new leases signed
•	On March 16, 2022, the Company entered into an off-market transaction to acquire The James, a Class-A 240-unit property located in Park Ridge, NJ for $130 million, or a 4.0% cap rate
•	Completed the disposal of four land parcels located in West Windsor, Weehawken and Jersey City, NJ for $129.5 million
•	Strengthened executive leadership with the appointments of Jeff Turkanis and Taryn Fielder as Chief Investment Officer and General Counsel, respectively

1.

Excludes Urby, Station House and RiverPark at Harrison; Blended Net Rental Growth Rate – weighted average of the net effective change in rent (inclusive of concessions) for a lease with a new resident or for a renewed lease on an apartment unit compared to the rent for the prior lease of the identical apartment unit.

Q1 2022 Key Financial Metrics

	Three Months Ended			Three Months Ended
	March 31, 2022	December 31, 2021		March 31, 2022	December 31, 2021
Net Income / (Loss) per Diluted Share	($0.13)	($0.32)	Key Portfolio Statistics
Core FFO per Diluted Share(1)	$0.09	$0.17	Multifamily Portfolio
Weighted Average - Diluted Shares(2)	99,934,499	99,962,745	Operating Units	6,691	6,691
Total Equity	$2.2 billion	$2.4 billion	% Physical Occupancy	97.5%	96.6%
Total Debt	$2.2 billion	$2.4 billion	Average Rent per Home(3)	$3,103	$2,974
Total Capitalization	$4.5 billion	$4.8 billion	In-Construction Units	750	750
Debt-to-Undepreciated Assets	44.9%	46.8%	Land Bank Units	7,257	7,257
Net Debt	$2.1 billion	$2.3 billion	Office Portfolio
Annualized Adjusted EBITDA(1)	$113,692	$152,732	Square Feet of Office Space	4.3 million	4.9 million
Net Debt-to-Adjusted EBITDA	18.8x	15.3x	Consolidated In-Service Properties	6	7
Interest Coverage Ratio(1)	1.9x	2.4x	% Leased Office	73.3%	74.0%
			% Commenced Occupancy	66.7%	71.8%
			Cash Rental Rate Roll-Up/(Down)(4)	(11.7%)	2.5%
			GAAP Rental Rate Roll-Up/(Down)(4)	(4.9%)	14.9%
			Average In-Place Rent per Square Foot	$42.43	$41.40

1.

See “Information About FFO, Core FFO, AFFO, NOI, Adjusted EBITDA & EBITDAre”. FFO is calculated in accordance with the definition of the National Association of Real Estate Investment Trusts (NAREIT). Interest Coverage Ratio is calculated as Adjusted EBITDA divided by interest expense.

2.	Includes any outstanding preferred units presented on a converted basis into common units, noncontrolling interests in consolidated joint ventures and redeemable noncontrolling interests.
3.	Q1 2022 is based on 6,691 units including three recently stabilized properties. Q4 2021 is based on 5,825 units, which exclude three lease-up properties stabilized during the quarter.
4.

Cash Rental Rate Roll-Up is the change in starting rent for applicable signed lease transactions in the period compared to the last month’s rent for the prior space leased. GAAP Rental Rate Roll-Up is the change in average monthly rent for applicable signed lease transactions in the period compared to the average monthly rent for the prior space leased.

Components of Net Asset Value – Multifamily

$ in thousands

Real Estate Portfolio - Multifamily			Other Assets

Operating Multifamily NOI (Q1 Annualized)(1)	Total	At Share	Cash and Cash Equivalents	$8,630
New Jersey Waterfront	$85,576	$73,037	Restricted Cash	19,808
Massachusetts	21,452	21,452	Other Assets	43,579
Other	16,648	10,717	Subtotal Other Assets	$72,017
Lease-up Properties stabilized in Q4 2021(2)	19,384	14,834
Haus25(3) (Stabilized NOI)	28,098	28,098	Liabilities
Total Multifamily NOI	$171,158	$148,138
Commercial (Q1 Annualized)	4,003	2,500	Operating - Consolidated Debt at Share	$1,436,978
Hotels (Q1 Annualized)	(4,076)	(4,076)	Operating - Unconsolidated Debt at Share	314,118
Total NOI	$171,085	$146,562	In-Construction - Wholly Owned Debt	269,083
			In-Construction - Unfunded Wholly Owned Debt	30,917
Multifamily Land Value			Hotels Debt	89,000
			Other Liabilities	51,937
Gross Estimated Proceeds from Land Sales(4)		$125,500	Subtotal Liabilities	$2,192,033
Estimated Value of Land(5)		$272,642
			Other Considerations

			Rockpoint Interest	$472,210

			Outstanding Shares

			Common Shares (Outstanding as of March 31, 2022)	99,918,144
			Fully Diluted Shares for Q1 2022	99,934,499

Notes: See “Information About FFO, Core FFO, AFFO, NOI, Adjusted EBITDA & EBITDAre”. Net Asset Value (“NAV”) is the metric represents the net projected value of the Company’s interest after accounting for all priority debt and equity payments.  The metric includes capital invested by the Company. Excludes other unconsolidated JV.

1.	Please see Operating Portfolio – Multifamily details for breakdown.
2.	Includes RiverHouse 9, Capstone at Port Imperial and The Upton.
3.	See In-Construction Portfolio details for costs.
4.	Includes 4 land parcel sold post March 31, 2022 and under contract.
5.	Based on 5,009 potential units.

Components of Net Asset Value – Other

$ in thousands

Real Estate Portfolio - Office			Other Assets

Office NOI (Q1 Annualized)	Total	At Share	Cash and Cash Equivalents	$17,508
Waterfront(1)	$27,948	$27,948	Restricted Cash	1,345
Suburban	4,564	4,564	Other Assets	144,156
Hotel	(3,252)	(1,628)	Subtotal Other Assets	$163,009
Total GAAP NOI(2)	$29,260	$30,884
Less: straight-lining of rents adj. and ASC 805	224	222	Liabilities
Total Cash NOI(3)	$29,036	$30,662
			Revolving Credit Facility	$78,000
Office Sales / Land Value			Consolidated Property Debt	250,000
			Unconsolidated Property Debt at Share	50,000
Gross Proceeds from Office Sale(4)		$380,000	Other Liabilities	57,928
Estimated Value of Land(5)		94,008	Subtotal Liabilities	$435,928

			Other Considerations

			Preferred Equity / LP Interest	40,302

			Outstanding Shares

			Common Shares (Outstanding as of March 31, 2022)	99,918,144
			Fully Diluted Shares for Q1 2022	99,934,499

Notes: See “Information About FFO, Core FFO, AFFO, NOI, Adjusted EBITDA & EBITDAre”. Net Asset Value (“NAV”) is the metric represents the net projected value of the Company’s interest after accounting for all priority debt and equity payments.  The metric includes capital invested by the Company. Excludes other unconsolidated JV.

1.	Excludes annualized Q1 Cash NOI from 111 River Street sold during the quarter and a property in Jersey City, NJ under contract as of March 31, 2022.
2.	The aggregate sum of: property-level revenue, straight-line and ASC 805 adjustments over the given time period; less: operating expense, real estate taxes and utilities over the same store portfolio.
3.

The aggregate sum of: property-level revenue, excluding straight-line and ASC 805 adjustments over the given time period; less: operating expense, real estate taxes and utilities over the same store portfolio.

4.	Excludes prepayment costs of up to $15 million.
5.	Estimated Land is based on the estimated buildable SF and marketable units at estimated market pricing. Includes Harborside Plaza 4, 3 Campus, Route 34 and Columbia.

Disposition Activity

Office
$ in thousands (incl. per unit values) except per SF
		Transaction	Number of		Percentage	Gross Asset	Price per
	Location	Date	Buildings	SF	Leased	Value(1)	SF
Q1 2022 Dispositions
111 River Street	Hoboken, NJ	01/21/22	1	566,215	81.3%	$210,000	$371
Total Q1 2022 Dispositions			1	566,215	81.3%	$210,000	$371

Land
		Transaction	Gross Asset
	Location	Date	Value(1)
Q1 2022 Dispositions
Palladium Residential Land	West Windsor, NJ	03/22/22	$24,250
Palladium Commercial Land	West Windsor, NJ	03/22/22	5,250
Total Q1 2022 Dispositions			$29,500

Q2 2022 Dispositions to Date
PI Park	Weehawken, NJ	04/15/22	$30,000
Urby II / III	Jersey City, NJ	04/21/22	70,000
Total Q2 2022 Dispositions to Date			$100,000

1.	Dispositions list gross sales proceeds at 100% ownership level.

Same Store Performance
$ in thousands (unaudited)

Multifamily Same Store(1)
	Three Months Ended March 31,				Sequential
	2022	2021	Change	%	Q1 2022	Q4 2021	Change	%
Total Property Revenues (GAAP)	$44,414	$38,891	$5,523	14.2%	$44,414	$42,679	$1,735	4.1%
Real Estate Taxes	6,483	5,912	571	9.7%	6,483	5,813	670	11.5%
Payroll	3,148	2,808	340	12.1%	3,148	3,316	(168)	(5.1%)
Repairs & Maintenance	3,146	2,834	312	11.0%	3,146	3,456	(310)	(9.0%)
Utilities	1,511	1,687	(176)	(10.4%)	1,511	1,248	263	21.1%
Insurance	1,085	880	205	23.3%	1,085	890	195	21.9%
Marketing	802	1,182	(380)	(32.1%)	802	1,176	(374)	(31.8%)
Management Fees & Other	1,854	1,605	249	15.5%	1,854	2,072	(218)	(10.5%)
Total Property Expenses	18,029	16,908	1,121	6.6%	18,029	17,971	58	0.3%
Same Store GAAP NOI(2)	$26,385	$21,983	$4,402	20.0%	$26,385	$24,708	$1,677	6.8%
Total Units	5,825	5,825	-	-	5,825	5,825	-	-
% Ownership	83.9%	83.9%	-	-	83.9%	83.9%	-	-
% Occupied - Quarter End	97.2%	89.8%	7.4%	-	97.2%	96.5%	0.7%	-

Notes: See “Information About FFO, Core FFO, AFFO, NOI, Adjusted EBITDA & EBITDAre”.

1.	Values represent the Company’s pro rata ownership of operating portfolio.
2.	Aggregate property-level revenue over the given period; less: operating expense, real estate taxes and utilities over the same period for the same store portfolio.

Balance Sheet
$ in thousands (unaudited)
	March 31, 2022				December 31, 2021
ASSETS	Multifamily	Office	Elim. / Other	Total
Rental property
Land and leasehold interests	$327,483	$21,023	–	$348,506	$348,505
Buildings and improvements	2,060,674	620,730	–	2,681,404	2,682,223
Tenant improvements	7,168	101,005	–	108,173	106,654
Furniture, fixtures and equipment	94,755	6,935	–	101,690	100,011
Land and improvements held for development	136,103	6,775	–	142,878	144,705
Development and construction in progress	535,787	190,812	–	726,599	694,768
	3,161,970	947,280	–	4,109,250	4,076,866
Less – accumulated depreciation and amortization	(218,851)	(387,774)	–	(606,625)	(583,416)
	2,943,119	559,506	–	3,502,625	3,493,450
Rental property held for sale, net	146,881	265,177	–	412,058	618,646
Net Investment in Rental Property	3,090,000	824,683	–	3,914,683	4,112,096
Cash and cash equivalents	8,630	17,508	–	26,138	31,754
Restricted cash	19,808	1,345	–	21,153	19,701
Investments in unconsolidated joint ventures	135,116	–	–	135,116	137,772
Unbilled rents receivable, net	4,290	48,871	–	53,161	72,285
Deferred charges, goodwill and other assets, net(1)(2)	37,277	95,064	(25,000)	107,341	151,347
Accounts receivable	2,012	221	–	2,233	2,363
Total Assets	$3,297,133	$987,692	($25,000)	$4,259,825	$4,527,318
LIABILITIES & EQUITY
Revolving credit facility	–	78,000	–	78,000	148,000
Mortgages, loans payable and other obligations, net	1,859,837	249,106	–	2,108,943	2,241,070
Note payable to affiliate	25,000	–	(25,000)	–	–
Dividends and distributions payable	–	132	–	132	384
Accounts payable, accrued expenses and other liabilities	47,226	42,754	–	89,980	134,977
Rents received in advance and security deposits	9,242	15,033	–	24,275	26,396
Accrued interest payable	4,279	903	–	5,182	5,760
Total Liabilities	1,945,584	385,928	(25,000)	2,306,512	2,556,587
Commitments and contingencies
Redeemable noncontrolling interests	472,210	40,302	–	512,512	521,313
Total Stockholders’/Members Equity	839,668	436,013	–	1,275,681	1,281,982
Noncontrolling interests in subsidiaries:
Operating Partnership	–	125,700	–	125,700	127,053
Consolidated joint ventures	39,671	(251)	–	39,420	40,383
Total Noncontrolling Interests in Subsidiaries	$39,671	$125,449	–	$165,120	$167,436
Total Equity	$879,339	$561,462	–	$1,440,801	$1,449,418
Total Liabilities and Equity	$3,297,133	$987,692	($25,000)	$4,259,825	$4,527,318

1.	Includes mark-to-market lease intangible net assets of $10,865 and mark-to-market lease intangible net liabilities of $357 as of Q1 2022.
2.

Includes Prepaid Expenses and Other Assets attributable to Multifamily of $24,091 as follows: (i) deposits of $11,551, (ii) other receivables of $3,393, (iii) other prepaids/assets of $7,253, and (iv) prepaid taxes of $1,894.

Income Statement - Quarterly Comparison
$ in thousands, except per share amounts (unaudited)
	Q1 2022				Q1 2021
REVENUES	Multifamily	Office	Less: Disc. Ops	Total
Revenue from leases:
Base rents	$39,440	$21,887	–	$61,327	$61,620
Escalations and recoveries from tenants	1,000	3,481	–	4,481	4,151
Real estate services	910	–	–	910	2,527
Parking income	2,983	1,194	–	4,177	3,086
Hotel income	1,417	–	–	1,417	1,053
Other income	767	26,020	–	26,787	3,656
Total revenues	$46,517	$52,582	–	$99,099	$76,093
EXPENSES
Real estate taxes	7,907	4,787	–	12,694	11,831
Utilities	1,979	1,954	–	3,933	4,092
Operating services	11,156	7,375	–	18,531	15,450
Real estate services expenses	2,328	35	–	2,363	3,318
General and administrative(1)	1,416	18,059	–	19,475	13,989
Depreciation and amortization	17,404	9,110	–	26,514	28,173
Land and other impairments	2,932	–	–	2,932	413
Total expenses	45,122	41,320	–	86,442	77,266
Operating Income (expense)	1,395	11,262	–	12,657	(1,173)
OTHER (EXPENSE) INCOME
Interest expense	(12,263)	(2,762)	–	(15,025)	(17,610)
Interest and other investment income (loss)	1	157	–	158	17
Equity in earnings (loss) of unconsolidated joint ventures	(487)	–	–	(487)	(1,456)
Realized and unrealized gains (losses) on disposition	–	1,836	–	1,836	–
Gain on disposition of developable land	–	2,623	–	2,623	–
Gain (loss) from extinguishment of debt, net	–	(6,289)	–	(6,289)	–
Total other income (expense)	(12,749)	(4,435)	–	(17,184)	(19,049)
Income from continuing operations	(11,354)	6,827	–	(4,527)	(20,222)
Income from discontinued operations	–	–	–	–	10,962
Realized gains (losses) on disposition	–	–	–	–	22,781
Total discontinued operations	–	–	–	–	33,743
Net Income	(11,354)	6,827	–	(4,527)	13,521
Noncontrolling interest in consolidated joint ventures	974	–	–	974	1,335
Noncontrolling interests in Operating Partnership from continuing operations	–	898	–	898	2,305
Noncontrolling interests in Operating Partnership in discontinued operations	–	–	–	–	(3,067)
Redeemable noncontrolling interest	(6,016)	(421)	–	(6,437)	(6,471)
Net income (loss) available to common shareholders	($16,396)	$7,304	–	($9,092)	$7,623
Basic earnings per common share:
Net income (loss) available to common shareholders				($0.13)	$0.06
Diluted earnings per common share:
Net income (loss) available to common shareholders				($0.13)	$0.06
Basic weighted average shares outstanding				90,951,000	90,692,000
Diluted weighted average shares outstanding				99,934,000	99,760,000

1.	General and administrative includes $688k of General and administrative – property level which is also included in multifamily NOI.

FFO & Core FFO
$ in thousands except per share and ratios (unaudited)
	Three Months Ended March 31,
	2022	2021
Net income (loss) available to common shareholders	($9,092)	$7,623
Add (deduct): Noncontrolling interest in Operating Partnership	(898)	(2,305)
Noncontrolling interests in discontinued operations	–	3,067
Real estate-related depreciation and amortization on continuing operations(1)	28,859	30,122
Real estate-related depreciation and amortization on discontinued operations	–	659
Continuing operations: Realized and unrealized (gains) losses on disposition of rental property, net	(1,836)	–
Discontinued operations: Realized and unrealized (gains) losses on disposition of rental property, net	–	(22,781)
Funds from operations(2)	$17,033	$16,385

Add/(Deduct):
(Gain)/Loss from extinguishment of debt, net	6,289	–
Dead deal and other post-sale items in other income/expense	–	(1,717)
Land and other impairments	2,932	413
(Gain) on disposition of developable land	(2,623)	–
CEO and related management changes costs	–	2,089
Severance/Rebranding costs	7,642	1,045
Lease breakage fee, net	(22,664)	–
Core FFO	$8,609	$18,215

Diluted weighted average shares/units outstanding(6)	99,934,000	99,760,000

Funds from operations per share-diluted	$0.17	$0.16
Core Funds from Operations per share/unit-diluted	$0.09	$0.18
Dividends declared per common share	$0.00	$0.00

Notes: See endnotes and “Information About FFO, Core FFO, AFFO,  NOI, Adjusted EBITDA & EBITDAre”.

AFFO & Adjusted EBITDA
$ in thousands, except per share amounts and ratios (unaudited)
	Three Months Ended March 31,
	2022	2021
Core FFO (calculated on previous page)	$8,609	$18,215
Add (Deduct) Non-Cash Items:
Straight-line rent adjustments(3)	2,109	(1,279)
Amortization of market lease intangibles, net	(110)	(1,032)
Amortization of lease inducements	38	(13)
Amortization of stock compensation	2,619	2,601
Non-real estate depreciation and amortization	325	325
Amortization of debt discount/(premium) and mark-to-market, net	–	167
Amortization of deferred financing costs	1,177	907
Deduct:
Non-incremental revenue generating capital expenditures:
Building improvements	(3,249)	(2,693)
Tenant improvements and leasing commissions(4)	(5,971)	(770)
Tenant improvements and leasing commissions on space vacant for more than one year	(6,292)	(2,802)
Core AFFO(2)	($745)	$13,626

Core FFO (calculated on previous page)	$8,609	$18,215

Deduct:
Equity in earnings (loss) of unconsolidated joint ventures, net	487	1,456
Equity in earnings share of depreciation and amortization	(2,671)	(2,275)
Add-back:
Interest expense	15,025	18,904
Recurring JV distributions	1,395	1,221
Income (loss) in noncontrolling interest in consolidated joint ventures	(974)	(1,334)
Redeemable noncontrolling interest	6,437	6,471
Income tax expense	115	115
Adjusted EBITDA	$28,423	$42,773

Net debt at period end(5)	$2,139,652	$2,541,445
Net debt to Adjusted EBITDA	18.8x	14.9x

Notes: See endnotes and “Information About FFO, Core FFO, AFFO, NOI, Adjusted EBITDA & EBITDAre”.

EBITDAre - Quarterly Comparison
$ in thousands (unaudited)
	Three Months Ended March 31,
	2022	2021
Net Income (loss) available to common shareholders	($9,092)	$7,623
Add/(Deduct):
Noncontrolling interest in operating partnership	(898)	(2,305)
Noncontrolling interest in discontinued operations	–	3,067
Noncontrolling interest in consolidated joint ventures(a)	(974)	(1,335)
Redeemable noncontrolling interest	6,437	6,471
Interest expense	15,025	18,904
Income tax expense	115	115
Depreciation and amortization	26,513	28,832
Deduct:
Continuing operations: Realized and unrealized (gains) losses on disposition of rental property, net	(1,836)	–
Discontinued operations: Realized and unrealized (gains) losses on disposition of rental property, net	–	(22,781)
Equity in (earnings) loss of unconsolidated joint ventures	487	1,456
Add:
Property Impairments	–	–
Company's share of property NOI's in unconsolidated joint ventures(1)	6,027	4,233
EBITDAre	$41,804	$44,280
Add:
Loss from extinguishment of debt, net	6,289	–
Severance/Rebranding costs	7,642	1,045
Dead deal and other post-sale items in Other income	–	(1,717)
Land and other impairments	2,932	413
Gain on disposition of developable land	(2,623)	–
CEO and related management changes	–	2,089
Lease breakage fee, net	(22,701)	–
Adjusted EBITDAre	$33,343	$46,110
(a) Noncontrolling interests in consolidated joint ventures:
BLVD 425	(157)	(313)
BLVD 401	(730)	(767)
Port Imperial Garage South	(89)	(185)
Port Imperial Retail South	12	(9)
Other consolidated joint ventures	–	(61)
Net losses in noncontrolling interests	($964)	($1,335)
Depreciation in noncontrolling interest in consolidated JV's	700	697
Funds from operations - noncontrolling interest in consolidated JV's	($264)	($638)
Interest expense in noncontrolling interest in consolidated JV's	793	807
Net operating income before debt service in consolidated JV's	$529	$169

Notes: See unconsolidated joint venture NOI details and “Information About FFO, Core FFO, AFFO, NOI, Adjusted EBITDA & EBITDAre”.

Debt Summary & Maturity Schedule

•	Over 70% of the Company’s total debt portfolio (consolidated and unconsolidated) is hedged or fixed at a weighted average interest rate of 3.78% with a maturity of 5.2 years

$ in thousands
		%	Weighted Average	Weighted Average
	Balance	of Total	Interest Rate(1)	Maturity in Years
Fixed Rate Debt
Fixed Rate Secured Debt	$1,532,540	69.8%	3.70%	4.76

Variable Rate Debt
Variable Rate Secured Debt	664,107	30.2%	3.51%	2.52
Totals / Weighted Average	$2,196,647	100.0%	3.64%	4.09
Unamortized Deferred Financing Costs	(9,704)
Total Consolidated Debt, net	$2,186,943
Partners’ Share	(73,585)
VRE Share of Total Consolidated Debt, net(2)	$2,113,358

Unconsolidated Secured Debt
VRE Share	364,118	52.7%	3.63%	5.95
Partners’ Share	327,184	47.3%	3.63%	5.95
Total Unconsolidated Secured Debt	$691,302	100.0%	3.63%	5.95

Debt Maturity Schedule

1.	The actual weighted average LIBOR rate for the Company’s outstanding variable rate debt was 0.31 percent as of March 31, 2022, plus the applicable spread.
2.	Minority interest share of consolidated debt is comprised of $33.7 million at BLVD 425, $30.1 million at BLVD 401 and $9.8 million at Port Imperial South Garage.

Multifamily Debt Profile
$ in thousands
		Effective	March 31,	Date of
	Lender	Interest Rate(1)	2022	Maturity
Secured Construction Loans
RiverHouse 9(2)	Bank of New York Mellon	LIBOR+ 2.13%	90,024	12/19/22
Haus25(3)	QuadReal Finance	LIBOR+ 2.70%	269,083	12/01/24
Total Secured Construction Debt			359,107
Secured Permanent Loans
Marriott Hotels at Port Imperial	Fifth Third Bank	LIBOR+ 3.40%	89,000	04/01/23
Portside at East Pier	CBRE Capital Markets/FreddieMac	3.57%	58,998	08/01/23
Signature Place	Nationwide Life Insurance Company	3.74%	43,000	08/01/24
Liberty Towers	American General Life Insurance Company	3.37%	265,000	10/01/24
Portside II at East Pier	New York Life Insurance Co.	4.56%	97,000	03/10/26
BLVD 425	New York Life Insurance Co.	4.17%	131,000	08/10/26
BLVD 401	New York Life Insurance Co.	4.29%	117,000	08/10/26
The Upton(4)	Bank of New York Mellon	LIBOR+ 1.58%	75,000	10/27/26
145 Front at City Square	MUFG Union Bank	LIBOR+ 1.84%	63,000	12/10/26
Quarry Place at Tuckahoe	Natixis Real Estate Capital LLC	4.48%	41,000	08/05/27
BLVD 475	Northwestern Mutual Life	2.91%	165,000	11/10/27
RiverHouse 11	Northwestern Mutual Life	4.52%	100,000	01/10/29
Soho Lofts	New York Community Bank	3.77%	160,000	07/01/29
Port Imperial Garage South	American General Life & A/G PC	4.85%	32,542	12/01/29
The Emery	New York Community Bank	3.21%	72,000	01/01/31
Principal Balance Outstanding			1,509,540
Unamortized Deferred Financing Costs			(8,810)
Total Secured Permanent Debt			1,500,730
Total Debt - Multifamily Portfolio - A			1,859,837

1.

Effective rate of debt, including deferred financing costs, comprised of the cost of terminated treasury lock agreements (if any), debt initiation costs, mark-to-market adjustment of acquired debt and other transaction costs, as applicable.

2.	RiverHouse 9 construction loan can be extended to December 19, 2023.
3.	Haus25 construction loan can be extended to December 1, 2025.
4.	Includes a 3-year LIBOR cap at a strike rate of 1.0%.

Office Debt Profile
$ in thousands
		Effective	March 31,	Date of
	Lender	Interest Rate(1)	2022	Maturity
Secured Permanent Loans
101 Hudson	Wells Fargo CMBS	3.20%	250,000	10/11/26
Principal Balance Outstanding			250,000
Unamortized Deferred Financing Costs			(894)
Total Secured Debt - Office Portfolio			249,106

Secured Revolving Credit Facilities & Term Loans:
Secured Revolving Credit Facility	8 Lenders	LIBOR + 2.75%	78,000	05/06/24

Total Debt - Office Portfolio - B			327,106

Total Debt - Multifamily Portfolio - A			1,859,837

Total Consolidated Debt: A + B = C			2,186,943

Unconsolidated Joint Ventures
$ in thousands
		Physical	VRE's Nominal	Q1 2022	Total	VRE Share	VRE Share
Property	Units	Occupancy	Ownership(1)	NOI(2)	Debt	of Q1 NOI	of Debt

Multifamily
Urby Harborside	762	98.3%	85.0%	$4,710	$190,480	$4,004	$161,908
RiverTrace at Port Imperial	316	98.1%	22.5%	1,830	82,000	412	18,450
Capstone at Port Imperial	360	100.0%	40.0%	1,896	135,000	758	54,000
Riverpark at Harrison	141	97.2%	45.0%	453	30,192	204	13,586
Metropolitan at 40 Park	130	96.2%	25.0%	879	42,567	220	10,642
Metropolitan Lofts	59	93.2%	50.0%	236	18,200	118	9,100
Station House	378	94.2%	50.0%	1,424	92,863	712	46,432
Subtotal - Multifamily	2,146	97.5%	54.9%	$11,428	$591,302	$6,428	$314,118

Retail/Hotel
Hyatt Regency Jersey City	351	49.8%	50.0%	($813)	$100,000	($407)	$50,000
Total Operating				$10,615	$691,302	$6,021	$364,118

Other Unconsolidated JVs				$13	–	$6	–
Total Unconsolidated JVs				$10,628	$691,302	$6,027	$364,118

Notes: See “Information About FFO, Core FFO, AFFO, NOI, Adjusted EBITDA & EBITDAre”.

1.	Amounts represent the Company’s share based on ownership percentage.
2.	The sum of property-level revenue, straight-line and ASC 805 adjustments; less: operating expense, real estate taxes and utilities. 20

Multifamily Portfolio

Operating Portfolio - Multifamily
$ in thousands, except per home
							Operating Highlights

							Percentage		Average Revenue
				Rentable	Avg.	Year	Occupied		per Home		NOI		Debt
	Location	Ownership	Apartments	SF	Size	Complete	Q1 2022	Q4 2021	Q1 2022	Q4 2021	Q1 2022	Q4 2021	Balance
New Jersey Waterfront
Liberty Towers	Jersey City, NJ	100.0%	648	602,210	929	2003	97.7%	95.7%	$3,302	$3,211	$3,882	$3,422	$265,000
BLVD 425	Jersey City, NJ	74.3%	412	369,515	897	2003	96.8%	95.6%	3,101	3,015	2,121	2,082	131,000
BLVD 475	Jersey City, NJ	100.0%	523	475,459	909	2011	97.7%	96.6%	3,218	3,108	2,735	2,871	165,000
BLVD 401	Jersey City, NJ	74.3%	311	273,132	878	2016	97.7%	96.5%	3,311	3,123	1,804	1,713	117,000
Soho Lofts	Jersey City, NJ	100.0%	377	449,067	1,191	2017	95.5%	97.3%	3,791	3,684	2,309	2,111	160,000
Urby Harborside	Jersey City, NJ	85.0%	762	474,476	623	2017	98.3%	97.0%	3,044	3,044	4,710	4,226	190,480
RiverHouse 9	Weehawken, NJ	100.0%	313	245,127	783	2021	100.0%	94.9%	3,187	N/A	1,852	947	90,024
RiverHouse 11	Weehawken, NJ	100.0%	295	250,591	849	2018	98.0%	98.0%	3,461	3,446	2,003	1,868	100,000
RiverTrace at Port Imperial	West New York, NJ	22.5%	316	295,767	936	2014	98.1%	95.6%	3,150	3,150	1,830	2,001	82,000
Capstone at Port Imperial	West New York, NJ	40.0%	360	337,991	939	2021	100.0%	99.2%	3,731	N/A	1,896	1,595	135,000
New Jersey Waterfront Subtotal		82.4%	4,317	3,773,335	874		97.9%	96.6%	$3,297	$3,194	$25,142	$22,836	$1,435,504

Massachusetts
Portside at East Pier	East Boston, MA	100.0%	181	156,091	862	2015	97.7%	96.6%	$2,832	$2,720	$1,016	$957	$58,998
Portside II at East Pier	East Boston, MA	100.0%	296	230,614	779	2018	95.5%	97.6%	2,905	2,758	1,645	1,481	97,000
145 Front at City Square	Worcester, MA	100.0%	365	304,936	835	2018	97.8%	98.9%	2,246	2,182	1,326	1,481	63,000
The Emery	Revere, MA	100.0%	326	273,140	838	2020	97.5%	96.0%	2,427	2,298	1,376	1,246	72,000
Massachusetts Subtotal		100.0%	1,168	964,781	826		97.1%	97.4%	$2,554	$2,444	$5,363	$5,165	$290,998

Other
The Upton	Short Hills, NJ	100.0%	193	217,030	1,125	2021	98.4%	99.5%	$3,655	N/A	$1,098	$1,164	$75,000
Signature Place	Morris Plains, NJ	100.0%	197	203,716	1,034	2018	98.5%	98.5%	2,757	2,723	800	789	43,000
Quarry Place at Tuckahoe	Eastchester, NY	100.0%	108	105,551	977	2016	98.1%	98.1%	3,648	3,659	711	615	41,000
RiverPark at Harrison	Harrison, NJ	45.0%	141	124,774	885	2014	97.2%	98.6%	2,337	2,337	453	500	30,192
Metropolitan at 40 Park(1)	Morristown, NJ	25.0%	130	124,237	956	2010	96.2%	94.6%	3,081	3,081	538	500	36,500
Metropolitan Lofts	Morristown, NJ	50.0%	59	54,683	927	2018	93.2%	89.8%	3,069	3,069	236	238	18,200
Station House	Washington, DC	50.0%	378	290,348	768	2015	94.2%	91.5%	2,615	2,615	1,424	1,070	92,863
Other Subtotal		67.4%	1,206	1,120,339	929		96.4%	95.6%	$2,937	$2,795	$5,260	$4,876	$336,755

Operating Portfolio(2)		82.7%	6,691	5,858,455	876		97.5%	96.6%	$3,103	$2,974	$35,765	$32,877	$2,063,257

Notes:  See “Information About FFO, Core FFO, AFFO, NOI, Adjusted EBITDA & EBITDAre”. Unconsolidated joint venture income represented at 100% venture NOI. Average Revenue per Home is calculated as total apartment revenue for the quarter divided by the average percent occupied for the quarter, divided by the number of apartments and divided by three.

1.	As of March 31, 2022, Priority Capital included Metropolitan at $20,914,422 (Prudential).
2.	Operating Portfolio is properties that have achieved over 95% leased for six consecutive weeks. Excludes approximately 150,000 sqft of ground floor retail. 22

Operating Portfolio - Commercial
$ in thousands
						Percentage	Percentage
				Rentable	Year	Leased	Leased	NOI	NOI	Debt
Commercial	Location	Ownership	Spaces	SF	Complete	Q1 2022	Q4 2021	Q1 2022	Q4 2021	Balance
Port Imperial Garage South	Weehawken, NJ	70.0%	800	320,426	2013	N/A	N/A	$272	$382	$32,542
Port Imperial Garage North	Weehawken, NJ	100.0%	786	304,617	2016	N/A	N/A	(85)	(51)	–
Port Imperial Retail South	Weehawken, NJ	70.0%		18,064	2013	88.1%	88.1%	128	187	–
Port Imperial Retail North	Weehawken, NJ	100.0%		8,400	2016	100.0%	100.0%	161	78	–
Riverwalk at Port Imperial	West New York, NJ	100.0%		30,423	2008	65.0%	65.0%	184	177	–
Shops at 40 Park	Morristown, NJ	25.0%		50,973	2010	69.0%	69.0%	341	360	6,067

Commercial Total		80.9%		732,903		73.5%	73.5%	$1,001	$1,133	$38,609

					Average	Average
				Year	Occupancy	Occupancy	ADR	ADR	NOI	NOI	Debt
Hotels	Location	Ownership	Keys	Complete	Q1 2022	Q4 2021	Q1 2022	Q4 2021	Q1 2022	Q4 2021	Balance
Envue, Autograph Collection	Weehawken, NJ	100.0%	208	2019	38.8%	61.5%	$196	$203	($1,137)	$509
Residence Inn at Port Imperial	Weehawken, NJ	100.0%	164	2018	72.3%	83.2%	156	181	118	719
Marriott Hotels at Port Imperial		100.0%	372		53.6%	71.1%	$156	$181	($1,019)	$1,228	$89,000

Notes:    See “Information About FFO, Core FFO, AFFO, NOI, Adjusted EBITDA & EBITDAre”.

In-Construction Portfolio & Land Bank

•	There is no remaining equity to be funded

$ in thousands
				Project Capitalization - Total				Capital as of Q1 2022		Development Schedule
			Apartment				Third						Projected	Projected
			Homes/			VRE	Party	Dev	Debt		Initial	Project	Stabilized	Stabilized
	Location	Ownership	Keys	Costs	Debt(1)	Capital	Capital	Costs(2)	Balance	Start	Occupancy	Stabilization	Yield on Cost	NOI
Consolidated
Haus25	Jersey City, NJ	100.0%	750	$469,510	$300,000	$169,510	–	$438,593	$269,083	Q1 2019	Q2 2022	Q2 2023	5.98%	$28,098

Potential
Land Bank	Units
Hudson Waterfront	5,324
Greater NY/NJ	1,069
Boston Metro	864

Land Bank Total	7,257

Notes:    See “Information About FFO, Core FFO, AFFO, NOI, Adjusted EBITDA & EBITDAre”. NOI amounts are projected only. In-Construction Portfolio are assets that are under construction and have not yet commenced initial leasing activities. Lease-Up Portfolio are the assets that have commenced initial operations but have not yet achieved Project Stabilization, achieved over 95% leased for six consecutive weeks. Total Costs represents full project budget, including land and developer fees, and interest expense through project completion as evidenced by a certificate of completion or issuance of a final or temporary certificate of occupancy. VRE Capital  represents cash equity that the Company has contributed or has a future obligation to contribute to a project. Projected Stabilized Residential NOI assumes NOI at projected property revenue at 95% occupancy. Projected Stabilized Yield on Cost represents Projected Stabilized Residential NOI divided by Total Costs.

1.	Represents maximum loan proceeds.
2.	Represents development costs funded with debt or capital as of March 31, 2022. 24

Office Portfolio

Property Listing

					Avg. Base Rent	2022 Expirations
Building	Location	Total SF	Leased SF	% Leased	+ Escalations(1)	SF	% Total	In-Place Rent

101 Hudson	Jersey City, NJ	1,246,283	1,041,892	83.6%	$45.52	45,397	4%	$41.52
Harborside 2 & 3	Jersey City, NJ	1,487,222	1,306,330	87.8%	42.53	28,644	2%	43.20
Harborside 5	Jersey City, NJ	977,225	400,079	40.9%	46.73	9,102	1%	55.73
Harborside 6	Jersey City, NJ	231,856	47,542	20.5%	N/A	–	–	-
Total Waterfront (In-Service)		3,942,586	2,795,843	70.9%	$44.29	83,143	2%	$43.66
Harborside 1(2)	Jersey City, NJ	399,578	–	N/A	N/A	N/A	N/A	N/A
Total Waterfront		4,342,164	2,795,843	64.4%	$44.29	83,143	2%	$43.66
23 Main Street(3)	Holmdel, NJ	350,000	350,000	100.0%	27.61	–	–	-
Total Suburban		350,000	350,000	100.0%	$27.61	–	–	–

Total In-Service Office Portfolio		4,292,586	3,145,843	73.3%	$42.43	83,143	2%	$43.66

1.

Includes annualized base rental revenue plus escalations for square footage leased to commercial and retail tenants only.  Excludes leases for amenity, parking and month-to-month tenants.  Annualized base rental revenue plus escalations is based on actual March 2022 billings times 12.  For leases whose rent commences after January 1, 2022 annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

2.	Harborside 1 was taken out of service in Q4 2019.
3.	Average base rents + escalations reflect rental values on a triple net basis.

Leasing Rollforwards & Activity

Leasing Rollforwards

For the three months ended March 31, 2022

				Inventory	Leased (SF)
	Leased (%)	Inventory	Leased (SF)	Acquired/	Acquired/	Expiring/	Incoming	Net Leasing	Inventory	Leased (SF)	Leased (%)
	Q4 2021	Q4 2021	Q4 2021	Disposed	Disposed	Adj. SF	SF	Activity	Q1 2022	Q1 2022	Q1 2022

Waterfront	72.0%	4,508,801	3,244,653	(566,215)	(460,352)	(130,650)	142,192	11,542	3,942,586	2,795,843	70.9%
Suburban	100.0%	350,000	350,000	–	–	–	–	–	350,000	350,000	100.0%
Subtotals	74.0%	4,858,801	3,594,653	(566,215)	(460,352)	(130,650)	142,192	11,542	4,292,586	3,145,843	73.3%

Leasing Activity

For the three months ended March 31, 2022

	Number of	Total	New Leases	Renewed / Other	Weighted Avg.	Weighted Avg.	Wtd. Avg.	Wtd. Avg. Costs
	Transactions	SF	SF	Retained (SF)	SF	Term (Yrs)	Base Rent ($)(1)	SF Per Year ($)

Waterfront	4	142,192	142,192	–	35,548	15.3	$42.62	$8.43
Suburban	–	–	–	–	–	–	–
Subtotals	4	142,192	142,192	–	35,548	15.3	$42.62	$8.43

1.	Inclusive of escalations. 27

Top 15 Tenants

		Annualized	Company	Square		Year of
	Number of	Base Rental	Annualized Base	Feet	Total Company	Lease
	Properties	Revenue ($'000)(1)	Rental Revenue (%)(2)	Leased	Leased SF (%)(2)	Expiration

Merrill Lynch Pierce Fenner	1	$9,418	9.2%	388,207	13.0%	2027
MUFG Bank Ltd.	1	5,689	5.5%	137,076	4.6%	2029
Collectors Universe, Inc.	1	5,545	5.4%	146,812	4.9%	(3)
E-Trade Financial Corporation	1	5,505	5.4%	132,265	4.4%	2031
Vonage America Inc.	1	5,023	4.9%	350,000	11.7%	2023
Sumitomo Mitsui Banking Corp	1	4,624	4.5%	111,105	3.7%	2036
Arch Insurance Company	1	4,326	4.2%	106,815	3.6%	2024
Brown Brothers Harriman & Co.	1	4,018	3.9%	114,798	3.9%	2026
First Data Corporation	1	3,782	3.7%	88,374	3.0%	(4)
Tp Icap Americas Holdings Inc	1	3,446	3.4%	100,759	3.4%	(5)
Cardinia Real Estate Llc	1	3,239	3.2%	79,771	2.7%	2032
New Jersey City University	1	3,011	2.9%	84,929	2.8%	2035
Zurich American Ins. Co.	1	2,915	2.8%	64,414	2.2%	2032
BETMGM, LLC	1	2,800	2.7%	71,343	2.4%	(6)
Amtrust Financial Services	1	2,614	2.5%	76,892	2.6%	2023
Totals		$65,955	64.2%	2,053,560	68.9%

1.

Annualized base rental revenue is based on actual March 2022 billings times 12. For leases whose rent commences after January 1, 2022, annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

2.	Represents the percentage of space leased and annual base rental revenue to commercial tenants only.
3.	Collectors Universe – 16,393 square feet expire in 2023; 130,419 square feet expire in 2038.
4.	First Data Corporation – 8,014 square feet expire in 2026; 80,360 square feet expire in 2029.
5.	Tp Icap Americas Holdings – 63,372 square feet expire in 2023; 37,387 square feet expire in 2033.
6.	BETMGM – 22,300 square feet expire in 2022; 49,043 square feet expire in 2032. 28

Lease Expirations

	Number of	Net Rentable Area	Percentage of Total Leased	Annualized Base	Average Annualized Base Rent	Percentage of
Year of Expiration/Market	Leases	Subject to Expiring	Square Feet Represented	Rental Revenue Under	Per Net Rentable Square Foot	Annual Base Rent
	Expiring(1)	Leases (SF)	by Expiring Leases (%)	Expiring Leases ($'000)(2)(3)	Represented by	Under
					Expiring Leases ($)	Expiring Leases (%)
2022
Waterfront	13	83,143	2.8%	$3,403	$40.93	3.3%
Total – 2022	13	83,143	2.8%	$3,403	$40.93	3.3%
2023
Waterfront	15	352,464	11.8%	$13,367	$37.92	13.0%
Suburban	1	350,000	11.7%	$5,023	$14.35	4.9%
Total – 2023	16	702,464	23.6%	$18,389	$26.18	17.9%
2024
Waterfront	13	215,003	7.2%	$8,564	$39.83	8.3%
Total – 2024	13	215,003	7.2%	$8,564	$39.83	8.3%
2025
Waterfront	12	115,660	3.9%	$3,714	$32.11	3.6%
Total – 2025	12	115,660	3.9%	$3,714	$32.11	3.6%
2026
Waterfront	9	219,408	7.4%	$8,196	$37.35	8.0%
Total – 2026	9	219,408	7.4%	$8,196	$37.35	8.0%
2027
Waterfront	7	422,375	14.2%	$10,932	$25.88	10.7%
Total – 2027	7	422,375	14.2%	$10,932	$25.88	10.7%
2028 and thereafter
Waterfront	32	1,222,355	41.0%	$49,392	$40.41	48.1%
TOTAL – 2028 and thereafter	32	1,222,355	41.0%	$49,392	$40.41	48.1%

Totals by Type
Waterfront	101	2,630,408	88.3%	$97,568	$37.09	95.1%
Suburban	1	350,000	11.7%	$5,023	$14.35	4.9%
Totals/Weighted Average	102	2,980,408	100.0%	$102,590	$34.42	100.0%

1.	Includes office & standalone retail property tenants only. Excludes leases for amenity, retail, parking & month‑to‑month tenants. Some tenants have multiple leases.
2.

Annualized base rental revenue is based on actual March 2022 billings times 12. For leases whose rent commences after January 1, 2022, annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

3.	Includes leases in effect as of the period end date, some of which have commencement dates in the future.

Endnotes

FFO, Core FFO, AFFO, NOI, Adjusted EBITDA, & EBITDAre

(1)

Includes the Company’s share from unconsolidated joint ventures, and adjustments for noncontrolling interest, of $2,671 and $2,275 for the three months ended March 31, 2022 and 2021, respectively. Excludes non-real estate-related depreciation and amortization of $325 and $325 for the three months ended March 31, 2022 and 2021.

(2)

Funds from operations is calculated in accordance with the definition of FFO of the National Association of Real Estate Investment Trusts (NAREIT). See “Information About FFO, Core FFO, AFFO, NOI, Adjusted EBITDA & EBITDAre”.

(3)

Includes free rent of $2,201 and $3,725 for the three months ended March 31, 2022 and 2021, respectively. Also includes the Company's share from unconsolidated joint ventures of $(305) and $88 for the three months ended March 31, 2022 and 2021, respectively.

(4)	Excludes expenditures for tenant spaces in properties that have not been owned by the Company for at least a year.
(5)

Net Debt calculated by taking the sum of senior unsecured notes, unsecured revolving credit facility, and mortgages, loans payable and other obligations, and deducting cash and cash equivalents and restricted cash, all at period end.

(6)

Calculated based on weighted average common shares outstanding, assuming redemption of Operating Partnership common units into common shares (8,665 and 8,803 shares for the three months ended March 31, 2022 and 2021, respectively), plus dilutive Common Stock Equivalents (i.e. stock options).

Reconciliation of Net Income (Loss) to NOI (three months ended)
$ in thousands (unaudited)
	Q1 2022			Q4 2021
	Multifamily	Office / Corp	Total	Multifamily	Office / Corp	Total
Net Income (loss)	($11,354)	$6,827	($4,527)	($29,708)	$6,471	($23,237)
Deduct:
Real estate services income	(910)	–	(910)	(1,848)	–	(1,848)
Interest and other investment loss (income)	1	157	158	(3)	(5,141)	(5,144)
Equity in (earnings) loss of unconsolidated joint ventures	487	–	487	1,420	–	1,420
General & Administrative - property level	(688)	–	(688)	(2,101)	–	(2,101)
Realized and unrealized (gains) losses on disposition	–	–	–	–	(2,501)	(2,501)
(Gain) loss on disposition of developable land	–	(2,623)	(2,623)	–	(2,004)	(2,004)
(Gain) loss on sale of investment in unconsolidated joint venture	–	–	–	–	–	–
(Gain) loss from early extinguishment of debt, net	–	6,289	6,289	343	–	343
Add:
Real estate services expenses	2,328	35	2,363	2,968	51	3,019
General and administrative	1,416	17,765	19,181	2,436	11,415	13,851
Dead deal and transaction-related costs	–	–	–	2,488	3,317	5,805
Depreciation and amortization	17,403	9,110	26,513	17,276	7,932	25,208
Interest expense	12,263	2,762	15,025	11,751	4,077	15,828
Property impairments	–	–	–	7,426	–	7,426
Land impairments	2,932	–	2,932	12,386	–	12,386
Net operating income (NOI)	$23,878	$40,322	$64,200	$24,834	$23,617	$48,451

Summary of Consolidated Multifamily NOI by Type (unaudited):		Q1 2022		Q4 2021
Total Consolidated Multifamily - Operating Portfolio		$24,678		$22,747
Total Consolidated Commercial		660		773

Total NOI from Consolidated Properties (excl. unconsolidated JVs/subordinated interests):		25,338		23,520
NOI (loss) from services, land/development/repurposing & other assets		(1,460)		1,314

Total Consolidated Multifamily NOI		$23,878		$24,834

Company Information, Executive Officers & Analysts

Company Information

Corporate Headquarters	Stock Exchange Listing	Contact Information
Veris Residential, Inc.	New York Stock Exchange	Veris Residential, Inc.
Harborside 3, 210 Hudson St., Ste. 400		Investor Relations Department
Jersey City, New Jersey 07311	Trading Symbol	Harborside 3, 210 Hudson St., Ste. 400
(732) 590-1010	Common Shares: VRE	Jersey City, New Jersey 07311

Anna Malhari
Chief Operating Officer
E-Mail: amalhari@verisresidential.com
Web: www.verisresidential.com

Executive Officers

Mahbod Nia	Amanda Lombard	Taryn Fielder	Jeff Turkanis
Chief Executive Officer	Chief Financial Officer	General Counsel and Secretary	EVP and Chief Investment Officer

Anna Malhari	Gwen Marnell
Chief Operating Officer	Chief Accounting Officer

Equity Research Coverage

Bank of America Merrill Lynch	Citigroup	Green Street Advisors	Truist
James C. Feldman	Michael Bilerman	John Pawlowski	Michael R. Lewis

BTIG, LLC	Deutsche Bank North America	JP Morgan	Evercore ISI
Thomas Catherwood	Derek Johnston	Anthony Paolone	Steve Sakwa

Any opinions, estimates, forecasts or predictions regarding Veris Residential, Inc's performance made by these analysts are theirs alone and do not represent opinions, estimates, forecasts or predictions of Veris Residential, Inc. or its management.  Veris Residential, Inc. does not by its reference above or distribution imply its endorsement of or concurrence with such opinions, estimates, forecasts or predictions.